Income Taxes	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 12    INCOME TAXES

The Company utilizes the asset and liability approach to measuring deferred tax assets and liabilities based on temporary differences existing at each balance sheet date using currently enacted tax rates in accordance with FASB ASC 740. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

The income tax expense for the years ended December 31, 2013 and 2012 consists of the following:

	2013	2012
Current
Federal	$-	$-
State and Local	1,250	100

	1,250	100

Deferred
Federal	-	-
State and Local	-	-

	-	-

	$1,250	$100

The following is a reconciliation of the reported amount of income tax expense (benefit) for the years ended December 31, 2013 and 2012 to the amount of income tax expenses that would result from applying the statutory rate to pretax income.

The components of the Company’s deferred tax assets for the years ended December 31, 2013 and 2012 are as follows:

	2013	2012
Current deferred tax assets:
Allowance for doubtful accounts	$2,035	$-
Accrued vacation	131,302	86,052
Accrued personal property tax	37,012	18,823

Total current deferred tax assets	170,349	104,875

Non-current deferred tax assets
Net operating losses	13,674,825	10,243,639
Depreciation and amortization	15,935	53,509
Other	171	171

Total non-current deferred tax assets	13,690,931	10,297,319

Total deferred tax assets	13,861,280	10,402,194
Less: Valuation allowance	(13,861,280)	(10,402,194)

Net deferred tax assets	$-	$-

Reconciliation of reported amount of income tax expense for the years ended December 31, 2013 and 2012 consists of the following:

	2013	2012
Benefit for income taxes computed at federal statutory rate	$3,672,568	$1,910,905
State income taxes, net of federal tax benefit	248,065	187,604
Non-deductible expenses	(7,473)	(6,896)
Increase in valuation allowance	(3,914,410)	(2,091,713)

Provision for income taxes	$(1,250)	$(100)

Effective tax rate	(0.03)%	(0.01)%

As of December 31, 2013 the Company has generated operating losses. As a result the Company has recorded a full valuation allowance against its net deferred tax assets as of December 31, 2013 and 2012.

As of December 31, 2013 and 2012, the Company has a net operating loss carry forwards for Federal income tax purposes of $37.8 million and $28.3 million, respectively, which expire in varying amounts during the tax years 2023 through 2033. The Company has net operating loss carry forwards for State income tax purposes of $26.3 million and $18.6 million which expire in varying years from 2023 to 2033.

Under FASB ASC 740, tax benefits are recognized only for tax positions that are more likely than not to be sustained upon examination by tax authorities. The amount recognized is measured as the largest amount of benefit that is greater than 50 percent likely to be realized upon ultimate settlement. Unrecognized tax benefits are tax benefits claimed in the Company’s tax returns that do not meet these recognition and measurement standards. As of December 31, 2013 and 2012, the Company has no liabilities for unrecognized tax benefits.

The Company’s policy is to recognize potential interest and penalties accrued related to unrecognized tax benefits within income tax expense. For the years ended December 31, 2013, and 2012, the Company did not recognize any interest or penalties in its statement of operations, nor did it have any interest or penalties accrued in its balance sheet at December 31, 2013 and 2012 relating to unrecognized tax benefits.

The tax years 2010-2013 remain open to examination for federal income tax purposes and by the other major taxing jurisdictions to which the Company is subject.